P R O X Y    S T A T E M E N T



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            Z A C H A R Y  B A N C S H A R E S, I N C.






























                     ZACHARY BANCSHARES, INC.
                         4700 Main Street
                         Zachary, LA 70791
                          1-225-654-2701




                                   March 16, 1999





Dear Shareholders:

      Your Board of Directors is pleased to invite you to attend the Annual Meeting of Shareholders of Zachary Bancshares, Inc. on April 15, 1999 at 2:30 P.M. The meeting will be held in the Bank of Zachary, Main Office Lobby at 4700 Main Street, Zachary, LA.

     The Notice of Meeting, Proxy Statement and The Annual Report
of the Company for 1998 are enclosed.   The business of the
meeting will be: The election of Company Directors and any other business that may properly come before the meeting.

      During the course of the meeting, Management will report on current activities of The Company and comment on future plans.
Thank you for your interest and consideration.


                                   Sincerely,





                                   Harry S. Morris, Jr.
                                   President & CEO



                             IMPORTANT
         PLEASE SIGN AND RETURN YOUR PROXY IN THE ENCLOSED
         ENVELOPE TO AUTHORIZE THE VOTING OF YOUR SHARES.



                     ZACHARY BANCSHARES, INC.
                         4700 Main Street
                         Zachary, LA 70791
                          1-225-654-2701

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of ZACHARY BANCSHARES, INC., (herein referred to as "The Company") Zachary, Louisiana, will be held at 4700 Main Street, Zachary, LA on Thursday, April 15, 1999 at 2:30 P.M., for the following purposes:

     To elect Directors.

     To transact any other business that may properly come before the meeting.

     Shareholders of record as of the close of business on March 08, 1999 will be entitled to receive notice of and to vote at this meeting. Each shareholder will be entitled to one (1) vote for each share of stock outstanding as of the record date (March 08, 1999).

     If you do not plan to be present at the meeting and wish to have your share or shares voted by an authorized agent, please date and sign the enclosed Proxy and return it in the self addressed envelope which we have enclosed for your convenience. The Proxy is revocable and may be revoked by you prior to its exercise in writing. If you elect to revoke your executed proxy, the revocation may be delivered to Winston E. Canning, Secretary, 4700 Main Street, (P. O. Box 497), Zachary, LA 70791-0497. Your cooperation and confidence in The Company's management is sincerely appreciated.


                              BY ORDER OF THE BOARD OF DIRECTORS


                                          Harry S. Morris, Jr.
                                          President and Chief
Executive Officer

Zachary, Louisiana
March 16, 1999


                                 1
                     ZACHARY BANCSHARES, INC.
                          PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Zachary Bancshares, Inc. herein called "The Company", for the Annual Meeting of the Shareholders which is to be held at 4700 Main Street, Zachary, Louisiana, at 2:30 P.M. on Thursday, April 15, 1999.

     The only shares that may be voted are the outstanding shares of common stock at the close of business on March 08, 1999, the record date of the meeting. Each share is entitled to one vote. Shares held in The Company's Treasury on that date cannot be voted.

     The Proxy which is being solicited by this statement on behalf of the Board of Directors may be revoked in writing prior to its exercise.

     The Board of Directors anticipates that these Proxy materials will be mailed to shareholders on or about March 16, 1999.

     Any shareholder proposals intended to be presented at the next annual meeting (April 20, 2000) for inclusion in The Company's Proxy Statement and form of Proxy relating to that meeting must be submitted not later than December 08, 1999. All proposals shall be in writing and addressed to the Board of Directors, Zachary Bancshares, Inc., P. O. Box 497, Zachary, Louisiana 70791-0497. Shareholders who desire to present a proposal at the 2000 annual meeting other than one that will be included in the Company's proxy materials must notify the Company (by notice as described in the preceding sentence) no later than January 31, 2000. If a shareholder who wishes to present a proposal fails to notify the Company by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under certain circumstances consistent with the SEC's proxy rules.

     All costs of soliciting proxies, including the costs of preparing and mailing this Proxy Statement, will be borne by The Company. It is anticipated that solicitations will be made only by mail; however, certain officers and employees of The Company, who will receive no additional compensation for their services, may solicit proxies by telephone, telegraph and personally.

     No Directors, nominees for election to the Board of Directors or Officers of The Company has any substantial interest in any matter to be acted upon at this meeting other than the election to office.

     ZACHARY BANCSHARES, INC. SHALL PROVIDE TO EACH SHAREHOLDER SOLICITED HEREBY, ON THE WRITTEN REQUEST OF ANY SUCH SHAREHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT OR FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO REQUIRED TO BE FILED WITH THE SECURITIES EXCHANGE COMMISSION PURSUANT TO ITS REGULATIONS FOR THE COMPANY'S MOST RECENT FISCAL YEAR. ZACHARY BANCSHARES, INC. SHALL PROVIDE TO ANY INTERESTED PARTY A COPY OF THE SUBSIDIARY'S CURRENT ANNUAL DISCLOSURE STATEMENT AS REQUIRED BY FEDERAL DEPOSIT INSURANCE CORPORATION REGULATION. THE ADDRESS TO WHICH WRITTEN REQUESTS MAY BE DIRECTED IS AS FOLLOWS:

Zachary Bancshares, Inc.
Post Office Box 497
Zachary, LA 70791-0497

MATTERS TO BE CONSIDERED

     At the Annual Meeting of The Company's shareholders, the matters to be considered will include: The election of Company
Directors and any other business that may properly come before the meeting.

     The Management of The Company knows of no other matters (other than the election of Directors) which may come before this meeting. However, if any such matters should properly come before this meeting, it is the intention of the person named in the enclosed Proxy to vote the Proxy in accordance with his best judgment.
                                 2
     The shares represented by the Proxy hereby solicited will be voted in accordance with the specifications made on the face of the Proxy. No Proxy shall confer authority to vote for the election of any person to any office for which a bona-
 fide nominee is not named in this Proxy Statement, or to vote at any annual meeting other than the next annual meeting (or any adjournment thereof) to be held after the date on which this Proxy Statement and enclosed Proxy are first sent or given to shareholders. The matters brought to the shareholders require a simple majority vote for approval.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

     As of December 31, 1987, 216,000 shares of Zachary Bancshares, Inc. Common Stock were authorized and issued. These shares represent the only class of stock. Each share of stock is entitled to one (1) vote. The date of record for determining voting rights at the Shareholders' Meeting is March 08, 1999. The Company does not, as of March 08, 1999, have any principal shareholder(s) (an individual or entity who owns more than 5% of the outstanding shares). Shares held in The Company's Treasury on March 08, 1999 cannot be voted.

EXECUTIVE OFFICERS

     Director Morris and Director Canning serve The Company and Bank as Executive Officers. Harry S. Morris, Jr. serves as Director and President and CEO of The Company and the Bank. Winston E. Canning serves The Company as a Director and Secretary and the Bank as a Director and Chief Lending Officer. J. Larry Bellard serves The Company as Treasurer and Bank as Vice President and Cashier. Mr. Bellard joined us November 3, 1997.

ELECTION OF DIRECTORS

     The Articles of Incorporation of The Company provide that the number of directors will be set by the By-Laws which currently provide for a board of not less than five (5) nor more than thirty
(30) persons. The By-Laws provide for three classes of directors, each class serving a three year term. Class III Directors will be elected at this meeting to serve until 2002 or until their successors are duly elected and have qualified.

     It is the intention of the persons named in the accompanying Proxy to vote in favor of the election of director nominees named below. If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors. Management has no reason to believe that any nominee will be unavailable.

     The information set forth below and on the following page as to age, principal occupation or employment and amount and nature of beneficial ownership of common stock of The Company is furnished for each nominee for election and each director whose term as a director will continue after the meeting. Unless otherwise indicated, (1) all such nominees and directors have been with the same organization in essentially the same position as listed below for the past five years, and (2) such nominees and directors own, with sole voting and investment power, the shares listed. The year listed under the heading "First Elected Director" indicates the year in which the nominee or director was elected as a Bank of Zachary Director (which may be prior to the formation of The Company).

                                                            Shares     Percent
                          Principal Occupation  First    Beneficially     of
 Name                 Age     or Employment    Elected   Owned as of   Common
                                               Director  Dec.31,1998   Stock

                 CLASS III (DIRECTOR NOMINEES: TERMS EXPIRE 2002)

Harry S. Morris, Jr.* 53   President and Chief   1974      1,164        .60
(1)                        Executive Officer
                           of Bank of Zachary

Rodney  S. Johnson G+ 41   Insurance Agent       1991        145        .07

                       Class I Directors whose terms expire  2000)

Hardee M.Brian*G      72   Agribusiness          1982        840       .43

Winston E. Canning*   54   Executive Vice
(1)                        President             1984      1,224       .63
                           of Bank of Zachary

Howard L. Martin, M.D.G  72   Surgeon            1974        567       .29

           Class II  (Directors whose terms expire 2001)

Russell Bankston*G+      70   Retired Judge      1971      3,030      1.56
(1)

Albert C. Mills,III, Ph.D.*55  Portable
                            Embryonics,Inc.      1986      1,959      1.00

All directors and executive officers
as a group, 7 persons
                                                           8,884      4.56

     G  Member of Bank Audit Committee
     *  Member of Bank Finance Committee
     +  Member of Bank Investment Advisory Committee
       Member of Community Reinvestment Act Committee

(1) Shares beneficially owned by Mr. Bankston include 882 owned by his wife. Mr. Canning's beneficially owned shares include 270 shares which are in his children's names. Mr. Morris' beneficially owned shares include 114 shares which are in his children's names.

     During 1998, The Company's Board of Directors held a total of six meetings. The Board of Directors of The Company has no committees. The Bank's Board of Directors met twelve times during 1998 . All Directors attended eighty-three percent or more of the aggregate number of meetings of the Board of Directors of The Company, the Bank, and Committee(s) of the Board of Directors on which they served with the exception of Howard L. Martin, M.D. who attended sixty-seven percent of the Board meetings and A. C. Mills, III who attended seventy-four percent of the Finance Committee meetings. Bank Directors were paid $300 per month board fee. Directors are allowed two paid absences annually. All Directors received a $1,000 retainer in 1998. The Board of Directors of the Bank has a Finance Committee, Audit Committee, Investment Committee and Community Reinvestment Act (CRA) Committee. The Finance Committee met forty-one times during 1998 to consider loan applications presented by the Bank's lending officers. Non-employee Finance Committee members receive $2,400 annually. The Audit Committee met twice during 1998. Maximum compensation per Audit Committee member was $200 in 1998. The Investment Committee's responsibility is to provide guidance in securities transactions. No compensation is provided for members of this Committee. The CRA Committee which provides direction and oversight to the applicable Federal Statutes met three times in 1998, and received no compensation. The various Committee memberships are indicated in the preceding table.

STOCK OPTION - INCENTIVE PLANS

     The company has no outstanding options, warrants or rights granted to any individual or entity.

TRANSACTIONS WITH MANAGEMENT

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with directors and officers on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and, in the opinion of the Bank, not involving more than the normal risk of collectibility or presenting other unfavorable features.

EXECUTIVE COMPENSATION

     The following table discloses the compensation paid during the last three fiscal years, to the Company's Chief Executive
Officer and to its other executive officer.






Summary Compensation Table


                        Annual Compensation


Name & Principal      Year  Salary1    Bonus 1      Other 2     All3
  Position                                           Annual      Other
                                                     Comp.       Comp.

Harry S. Morris, Jr.  1998  $94,078   $18,833       $10,456    $ 4,798
President & CEO       1997   93,074     7,758        10,807      4,750
                      1996   93,051     7,500        12,209     36,798

Winston E. Canning    1998  $83,741   $17,107       $ 9,755    $ 6,036
Exec. Vice President  1997   83,729     5,230         9,991      4,750
                      1996   85,327     7,500        11,751     34,309


1Salary & Bonus -

     Mr. Morris' 1998 salary included $9,412.94 deferred compensation under Internal Revenue Code, Section 401(K),
$3,966.68 automobile benefit and $1,526.62 disability insurance premium.

     Mr. Canning's 1998 salary included $9,164.73 deferred compensation under Internal Revenue Code, Section 401(K), $787.16 automobile benefit, $777.60 Country Club benefit, and $1,711.29 disability insurance premium.

2 Other Annual Compensation - Includes the following Bank
Contributions to:

                                     1998        1997        1996
Mr. Morris's
401(K) Savings Plan                $ 3,760     $ 3,302    $  4,245
Employee Money Purchase Plan       $ 3,760         -           -
Employee Profit Sharing  Plan      $ 4,070     $ 7,505    $  7,964

Mr. Canning's
401(K) Savings Plan                $ 3,517     $ 3,075    $  4,172
Employee Money Purchase Plan       $ 3,517        -            -
Employee Profit Sharing Plan       $ 3,773     $ 6,916    $  7,339


3All Other Compensation - Includes the following:

                                     1998        1997        1996
Mr. Morris'
Director Compensation              $ 4,600     $ 4,600    $  4,600
Term Life Insurance                    198         150         194
Accrued Leave Plan                     -             -      32,198

Mr. Canning's
Director Compensation              $ 4,600     $ 4,600     $ 4,600
Term Life Insurance                    198         150         150
Accrued Leave Plan                   1,238       2,166      29,559



FINANCIAL STATEMENTS

     The consolidated financial statements, management's discussion and analysis of financial condition and results of operations included in Zachary Bancshares, Inc. Annual Report to shareholders for the year ended December 31, 1998 are incorporated herein by reference. A copy of such Annual Report is being mailed with this Proxy Statement to each shareholder of record for the Annual Meeting.

ACCOUNTING SERVICES

     The independent public accounting firm retained by the Board of Directors is Hannis T. Bourgeois, L.L.P.,(HTB) Certified Public Accountants. HTB has served as the Bank's principal accounting firm since 1976. It is expected that a representative of HTB will be present at the Shareholders' Meeting.

     HTB performed audit services in 1998 including financial statement examinations, consultations relevant to regulatory filings, and preparation of various Federal Tax filings. The accounting firm also performed professional services in 1998 as deemed necessary by the Audit Committee or Management. It is expected that HTB will be retained as accountants for The Company for the year 1999 performing primarily the same services rendered in 1998.

____________________________________________________________

                            PLEASE SIGN

                            AND RETURN

                            YOUR PROXY

                         IMMEDI A T E L Y


        IN THE ENCLOSED PRE-ADDRESSED POSTAGE PAID ENVELOPE


______
______________________________________________________
                           PROXY
(THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                              OF
                   ZACHARY BANCSHARES, INC.)

    KNOW ALL PERSONS BY THESE PRESENT,that the undersigned hereby names, constitutes and appoints Russell Bankston or Rodney S. Johnson, with full power of substitution, as attorney and proxy to appear and vote all of the shares outstanding in my name at the annual Meeting of the Shareholders of Zachary Bancshares, Inc. to be held at 4700 Main Street, Zachary, Louisiana on Thursday, April 15, 1999, at 2:30 P.M., and at any and all adjournments thereof; and the undersigned hereby revokes any and all previously executed proxies.

   The undersigned hereby instructs the said attorney and proxy to vote said shares as follows:

   To vote FOR the nominations and election to the Board of Directors nominees named in the Proxy Statement dated March 16, 1999, accompanying the Notice of said meeting and this Proxy namely:

                                          Class III Directors
                                          (Term expires 2002)

    Authority     Authority      Abstain   Harry S. Morris, Jr.
    Granted       Withheld                 Rodney S. Johnson

ANY SHAREHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE.

ANY PROXY WHICH IS EXECUTED BY THE SHAREHOLDER IN SUCH A MANNER AS NOT TO WITHHOLD AUTHORITY, TO VOTE FOR, OR ABSTENTION SHALL BE DEEMED TO GRANT AUTHORITY.

   To transact any other business that may properly come before the meeting.

   The Board of Directors of Zachary Bancshares, Inc. does not know, as of the time this Proxy is solicited, of any other matters which may be presented at the meeting; however, if any such other matters should come before the meeting, IT IS THE INTENTION OF THE PERSON NAMED IN THIS PROXY TO VOTE THE PROXY IN ACCORDANCE WITH HIS BEST JUDGMENT, UNLESS SUCH AUTHORITY IS WITHHELD.

   The undersigned hereby acknowledges receipt of the Proxy Statement submitted with this Proxy by the Board of Directors of Zachary Bancshares, Inc., dated March 16, 1999, and acknowledges that, unless authority is withheld or unless the contrary is so specified above, the said attorney and proxy shall vote the shares represented by this Proxy FOR, the nomination and election to the Board of Directors as named above; and in his discretion in accordance with his best judgment with respect to any other matters presented at the meeting.

                              Dated and signed, on this____________,1999


                                       _____________________________
                                         (Signature of Shareholder)


                  PLEASE SIGN AND RETURN YOUR PROXY IMMEDIATELY
                  IN THE ENCLOSED PRE-ADDRESSED STAMPED ENVELOPE